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Exhibit 10.1

JOINDER AGREEMENT

July 25, 2012

Bank of America, N.A., as Administrative Agent
under the Credit Agreement referred to below
Attention: Cynthia Jordan

Ladies/Gentlemen:

        Please refer to the Fifth Amended and Restated Credit Agreement dated as of November 3, 2011 (as amended or otherwise modified from time to time, the "Credit Agreement") among the Borrower, various financial institutions and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

        In connection with the increase in the Aggregate Commitments from $750,000,000 to $825,000,000 pursuant to Section 2.3 of the Credit Agreement, the undersigned confirms that it has agreed to become a Lender under the Credit Agreement with a Commitment of $75,000,000 (which shall, for the avoidance of any doubt, be an Extended Commitment for all purposes of the Credit Agreement) effective on July 25, 2012 (the "Increase Effective Date").

        The undersigned (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by the Borrower pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Lender under the Credit Agreement; and (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

        The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Joinder Agreement or the performance of its obligations as a Lender under the Credit Agreement.

        The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent or the Borrower may reasonably request in connection with the transactions contemplated by this Joinder Agreement.

        The following administrative details apply to the undersigned:

        (A)  Notice Address:

        [Intentionally Omitted]

        (B)  Payment Instructions:

        [Intentionally Omitted]

        The undersigned acknowledges and agrees that, on the date on which the undersigned becomes a Lender under the Credit Agreement as set forth in the second paragraph hereof, the undersigned (a) will be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original Lender under the Credit Agreement and (b) will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

        This Joinder Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Joinder Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Joinder Agreement. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Very truly yours,
ROYAL BANK OF CANADA
By:	/s/ TIM STEPHENS
Name:	Tim Stephens
Title:	Authorized Signatory

Acknowledged and consented to as of
July 25, 2012

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ MARIA MCCLAIN
Name:	Maria McClain
Title:	Vice President

Acknowledged and consented to as of
July 25, 2012

AFFILIATED MANAGERS GROUP, INC., as Borrower

By:	/s/ JOHN KINGSTON, III
Name:	John Kingston, III
Title:	Vice Chairman, General Counsel and Secretary

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  Exhibit 10.1
JOINDER AGREEMENT